UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 19, 2017

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11 -2103466
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, NEW YORK 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

WOODBURY, N.Y., May 19, 2017 – In a joint press release, Research Frontiers (Nasdaq: REFR) licensee Vision Systems, and PPG Aerospace, announced that they have reached a commercial agreement to work together on developing new applications utilizing Vision Systems’ electronically dimmable window (EDW) shading solutions for aircraft. These solutions use Research Frontiers SPD-Smart EDW technology and also combine the considerable experience that both PPG Aerospace and Vision Systems have in supplying the aircraft industry with EDW systems.

As stated in today’s press release, “The agreement provides a framework for PPG and Vision Systems to pursue opportunities in commercial, regional, military and general aviation applications that capitalize on each company’s expertise.”

SPD-Smart EDWs deliver unprecedented passenger benefits. By enabling users to precisely control the amount of daylight and glare coming through windows, passengers can instantly tune the tint to a comfortable level while continuing to enjoy views, rather than blocking their view with a shade. The system delivers many other practical benefits including a cooler cabin due to remarkable thermal insulation properties, and a quieter cabin due to acoustic insulation properties.

Joseph M. Harary, President and CEO of Research Frontiers noted: “Both PPG and Vision Systems are well-known pioneers in bringing state-of-the-art and elegant shading systems to their customers in multiple industries. Vision Systems has established the largest team in the world devoted to producing SPD-Smart products, with production facilities in Europe and North America. PPG Aerospace also brings considerable resources and experience in electronically dimmable window systems for the aircraft industry. The combination of these two companies with their focus, resources, and combined experience and expertise, is a major win for aircraft customers around the world who want the finest and best performing systems to enhance the passenger experience.”

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated May 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
	By:	Seth L. Van Voorhees
	Title:	CFO and VP, Business Development
Dated: May 22, 2017